                                                                    Exhibit 10.1
                                 PROMISSORY NOTE



$6,000.00                                                   Las Vegas, Nevada
                                                            August 23, 2000


FOR VALUE RECEIVED, Twin Lakes, Inc. (hereinafter referred to as "Maker"), promises to pay to the order of Estancia LLC (hereinafter referred to as "Holder"), 18 Highland Creek, Henderson, Nevada 89052, or at such other address as Holder may designate in writing, the principal sum of Six Thousand Dollars ($6,000) until paid, at the rate of six percent (6%) per annum.

The principal amount of the note shall be due and payable on or before 12/31/02.

Should the amount owing on this note not be paid when due, the entire unpaid principal sum evidenced by this Note will, without notice to the Maker, become due and payable.

Maker hereby waives presentment of payment, protect and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that the holder may extend the time of payment or otherwise modify the terms of payment or any part or whole of the indebtedness evidenced by this Note as the request of any other person liable hereon, and consent shall not alter nor diminish the liability of any party hereunder.

Maker may repay the indebtedness evidenced hereby in whole or in part from time to time without premium or penalty.

As used herein, Holder shall include any subsequent holder of this Note. Maker shall have no right to assign this Note without the consent of Holder, and in no event shall any assignment of this Note by Maker act to release Maker from any obligations hereunder unless such release is evidenced in writing by Holder.

This Note shall be governed by the laws of the State of Nevada.

Witness the hand of the undersigned this 23rd day of August 2000.

                                             Twin Lakes, Inc.

                                             By: /s/ Johnny Thomas
                                             ----------------------------
                                                 Johnny Thomas, President